                   AmeriCredit Automobile Receivables Trust 1997-C
                         Class A-1 5.660% Asset Backed Notes
                      Class A-2 Floating Rate Asset Backed Notes
                         Class A-3 6.300% Asset Backed Notes
                          Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 12, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:    09/01/97
Monthly Period Ending:       09/30/97



I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
     A. Beginning of period Aggregate Principal Balance                                                             $297,803,298
                                                                                                                    ------------
     B. Purchase of Subsequent Receivables                                                                                     0
                                                                                                                    ------------
     C. Monthly Principal Amounts

        (1)  Collections on Receivables outstanding
                at end of period                                                                        7,891,621
                                                                                                     ------------
        (2)  Collections on Receivables paid off
                during period                                                                           1,387,134
                                                                                                     ------------
        (3)  Receivables becoming Liquidated Receivables
                during period                                                                             356,479
                                                                                                     ------------
        (4)  Receivables becoming Purchased Receivables
                during period
                                                                                                     ------------
        (5)  Cram Down Losses occurring during period
                                                                                                     ------------
        (6)  Other Receivables adjustments                                                                 22,573
                                                                                                     ------------
        (7)  Less amounts allocable to Interest                                                        (4,656,420)
                                                                                                     ------------

        Total Monthly Principal Amounts                                                                                5,001,387
                                                                                                                    ------------

     D. End of period Aggregate Principal Balance                                                                   $292,801,911
                                                                                                                    ------------
                                                                                                                    ------------

     E. Pool Factor                                                                                                   97.600637%
                                                                                                                    ------------
                                                                                                                    ------------



II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                        Class A-1      Class A-2      Class A-3         TOTAL
                                                                       ------------   ------------   ------------   ------------

     A. Beginning of period Note Balance                               $ 79,194,523   $135,000,000   $107,000,000   $321,194,523
                                                                      ----------------------------------------------------------

     B. Noteholders' Principal Distributable Amount                       5,001,387              0              0      5,001,387
     C. Noteholders' Accelerated Principal Amount                         2,274,251              0              0      2,274,251
     D. Accelerated Payment Amount Shortfall                                107,732              0              0        107,732
     E. Note Prepayment Amount                                                    0              0              0              0
     F. Deficiency Claim Amount                                                   0              0              0              0
                                                                      ----------------------------------------------------------


     G. End of period Note Balance                                     $ 71,811,153   $135,000,000   $107,000,000   $313,811,153
                                                                      ----------------------------------------------------------
                                                                      ----------------------------------------------------------

     H. Note Pool Factors                                                86.519462%    100.000000%    100.000000%     96.557278%
                                                                      ----------------------------------------------------------
                                                                      ----------------------------------------------------------




III. RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A. Beginning of period Pre-Funding Account balance                                                             $ 25,000,000

     B. Purchase of Subsequent Receivables                                                                      0   ------------
                                                                                                     ------------
     C. Investment Earnings                                                                               105,974
                                                                                                     ------------
     D. Investment Earnings Transfer to Collections Account                                              (105,974)
                                                                                                     ------------
     E. Payment of Mandatory Prepayment Amount
                                                                                                     ------------
                                                                                                                               0
                                                                                                                    ------------
     F. End of period Pre-Funding Account balance                                                                   $ 25,000,000
                                                                                                                    ------------
                                                                                                                    ------------

IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A. Total Monthly Principal Amounts                                                                             $  5,001,387
                                                                                                                    ------------
     B. Required Pro-forma Security Balance                                                           286,021,720
                                                                                                     ------------
     C. Pro-forma Security Balance (Assuming 100%
          Paydown of Total Monthly Principal Amounts)                                                 316,193,136
                                                                                                     ------------
     D. Step-down Amount  (B. - C.)                                                                                            0
                                                                                                                    ------------
     E. Principal Distributable Amount  (A. - D.)                                                                   $  5,001,387
                                                                                                                    ------------

V.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A. Beginning of period Capitalized Interest  Account balance                                                       $104,168
                                                                                                                    ------------
     B. Monthly Capitalized Interest Amount                                                               (13,142)
                                                                                                     ------------
     C. Investment Earnings                                                                                   319
                                                                                                     ------------
     D. Investment Earnings Transfer to Collections Account                                                  (319)
                                                                                                     ------------
     E. Payment of Overfunded Capitalized Interest Amount                                                 (38,943)
                                                                                                     ------------
     F. Payment of Remaining Capitalized Interest Account                                                       0
                                                                                                     ------------
                                                                                                                         (52,085)
                                                                                                                    ------------
     G. End of period Capitalized Interest Account balance                                                               $52,083
                                                                                                                    ------------
                                                                                                                    ------------

VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A. Available Funds:

        (1)  Collections on Receivables during period
               (net of Liquidation Proceeds)                                                           $9,278,755
        (2)  Liquidation Proceeds collected                                                          ------------
               during period                                                                              118,954
        (3)  Purchase Amounts deposited in Collection                                                ------------
               Account
                                                                                                     ------------
        (4) (a)   Investment Earnings - Collection Account                                                 13,709
                                                                                                     ------------
            (b)   Investment Earnings - Transfer From Prefunding Account                                  105,974
                                                                                                     ------------
            (c)   Investment Earnings - Transfer From Capitalized
                    Interest Account                                                                          319
                                                                                                     ------------
        (5)  Collection of Supplemental Servicing Fees
            (a)   Extension Fees                                                                               18
                                                                                                     ------------
            (b)   Repo and Recovery Fees Advanced                                                           8,761
                                                                                                     ------------
            (c)   Other Fees                                                                               50,663
                                                                                                     ------------
        (6)  Monthly Capitalized Interest Amount                                                           13,142
                                                                                                     ------------
        (7)  Mandatory Prepayment Amount
                                                                                                     ------------

        Total Available Funds                                                                                          9,590,295
                                                                                                                    ------------

     B. Distributions:

        (1)  Base Servicing Fee and Supplemental Servicing Fees
            (a)   Base Servicing Fee                                                                      555,279
                                                                                                     ------------
            (b)   Repo and Recovery Fees                                                                    8,761
                                                                                                     ------------
            (c)   Other Fees                                                                               50,663
                                                                                                     ------------
        (2)  Agent fees                                                                                     4,602
                                                                                                     ------------
        (3)  Noteholders' Interest Distributable Amount
            (a)   Class A - 1                                                                             385,985
                                                                                                     ------------
            (b)   Class A - 2                                                                             669,164
                                                                                                     ------------
            (c)   Class A - 3                                                                             561,750
                                                                                                     ------------

        (4)  Noteholders' Principal Distributable Amount
            (a)   Class A - 1                                                                           5,001,387
                                                                                                     ------------
            (b)   Class A - 2                                                                                   0
                                                                                                     ------------
            (c)   Class A - 3                                                                                   0
                                                                                                     ------------

        (5)  Security Insurer Premiums                                                                     78,453
                                                                                                     ------------

        Total distributions                                                                                            7,316,044
                                                                                                                    ------------

     C. Excess Available Funds  (or Deficiency Claim Amount )                                                          2,274,251
                                                                                                                    ------------
     D. Noteholders' Accelerated Principal Amount                                                                     (2,274,251)
                                                                                                                    ------------
     E. Deposit to Spread Account                                                                                             $0
                                                                                                                    ------------
                                                                                                                    ------------




VlI. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A. Excess Available Funds  (VI.C.)                                                                $2,274,251
                                                                                                     ------------
     B. Pro Forma Security Balance  (II.A.-II.B.)                                                     316,193,136
                                                                                                     ------------
     C. Required Pro Forma Security Balance  (90% x (I.D.+III.F.)                                     286,021,720
                                                                                                     ------------
     D. Excess of Pro Forma Balance over Required Balance  (B. - C.)                                   30,171,416
                                                                                                     ------------
     E. End of Period  Class A-1 Note Balance (before accel. payments)                                 74,193,136
                                                                                                     ------------
     F. Greater of D. or E.                                                                            74,193,136
                                                                                                     ------------
     G. Accelerated Principal Amount  (lesser of  A. or F.)                                                           $2,274,251
                                                                                                                    ------------

VIII.   CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A. Pro Forma Security Balance                                                                   $316,193,136
                                                                                                     ------------
     B. Required Pro Forma Security Balance                                                           286,021,720
                                                                                                     ------------
     C. Excess of Pro Forma Balance over Required Balance  (A. - B.)                                   30,171,416
                                                                                                     ------------
     D. End of Period  Class A-1 Note Balance (before accel. payments)                                 74,193,136
                                                                                                     ------------
     E. Greater of C. or D.                                                                            74,193,136
                                                                                                     ------------
     F. Excess Available Funds  (VI.C.)                                                                 2,274,251
                                                                                                     ------------
     G. Investment Earnings on Collection Account                                                          13,709
                                                                                                     ------------
     H. Accelerated Payment Amount Shortfall  (E.- F.+G.)                                                            $71,932,594
                                                                                                                    ------------

IX.  RECONCILIATION OF SPREAD ACCOUNT:

     A. Beginning of period Spread Account balance                                                                   $24,000,000
                                                                                                                    ------------

     B. Additions to Spread Account
        (1)    Deposits from Collections Account  (VI. E.)                                                      0
                                                                                                     ------------
        (2)    Investment Earnings                                                                        107,732
                                                                                                     ------------
        (3)    Deposits Related to Subsequent Receivables Purchases                                             0
                                                                                                     ------------

        Total Additions                                                                                                  107,732
                                                                                                                    ------------

     C. Less Deficiency Claim Amount
                                                                                                                    ------------
     D. Spread Account balance available for withdrawals                                                             24,107,732
                                                                                                                    ------------

     E. Requisite Amount of Spread Account
        (1)  Initial Spread Account Deposit                                                           $24,000,000
                                                                                                     ------------
        (2)  Subsequent Spread Account Deposits                                                                 0
                                                                                                     ------------
        (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                                24,000,000
                                                                                                     ------------

        (4)  8% of end of period Aggregate Principal Balance                                           23,424,153
                                                                                                     ------------
        (5)  $100,000                                                                                     100,000
                                                                                                     ------------
        (6)  2% of Original Pool Balance                                                                6,000,000
                                                                                                     ------------
        (7)  End of period Note Balance (before accel. principal shortfall calc)                      313,918,885
                                                                                                     ------------
        (8)  Lesser of (6) or (7)                                                                       6,000,000
                                                                                                     ------------
        (9)  Greater of (5) or (8)                                                                      6,000,000
                                                                                                     ------------
        (10) Aggregate Principal Balance                                                              292,801,911
                                                                                                     ------------
        (11) End of period Note Balance (before accel. principal shortfall calc)                      313,918,885
                                                                                                     ------------
        (12) Line (10) less line (11)                                                                 (21,116,974)
                                                                                                     ------------
        (13) OC level   (12) / (10),   Maximum 10%                                                         (7.21%)
                                                                                                     ------------
        (14) 13% less OC level, if OC level is greater than 5%                                               n/a
                                                                                                     ------------
        (15) Percent in (13) or (14))  x  End of period Aggregate Principal Balance                          n/a
                                                                                                     ------------
        (16) 15% of end of period Aggregate Principal Balance if Trigger Date                                n/a
                                                                                                     ------------

        Requisite Amount of Spread Account (either (3),(4), (9), (15), or (16) as applicable)                         24,000,000
                                                                                                                    ------------


     F. Withdrawals from Spread Account
        (1)  Priority Second through Third
                                                                                                     ------------
        (2)  Priority Fourth - Accelerated Payment Amount Shortfall                     71,932,594
                                                                                      ------------
               Accelerated Payment Amount Shortfall in Excess of Requisite Amount                         107,732
                                                                                                     ------------
        (3)  Priority Fifth through Sixth
                                                                                                     ------------
        (4)  Priority Seventh - to Servicer
                                                                                                     ------------

        Total withdrawals                                                                                                107,732
                                                                                                                    ------------


     G. End of period Spread Account balance                                                                         $24,000,000
                                                                                                                    ------------



X.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A. Beginning of period number of Receivables                       24,627
                                                                    ----------
     B. Number of Subsequent Receivables Purchased                           0
                                                                    ----------
     C. Number of Receivables becoming Liquidated
          Receivables during period                                         28
                                                                    ----------
     D. Number of Receivables becoming Purchased
          Receivables during period
                                                                    ----------
     E. Number of Receivables paid off during period                       145
                                                                    ----------
     F. End of period number of Receivables                             24,454
                                                                    ----------
                                                                    ----------

XI.  STATISTICAL DATA:

     A. Weighted Average APR of the Receivables                         19.79%
                                                                    ----------
     B. Weighted Average Remaining Term of the Receivables               53.02
                                                                    ----------
     C. Average Receivable Balance                                     $11,974
                                                                    ----------
     D. Aggregate Realized Losses                                     $496,476
                                                                    ----------



By:
        ---------------------------------------
Name:   Daniel E. Berce
Title:  Vice Chairman & Chief Financial Officer
Date:   October 2, 1997

                   AmeriCredit Automobile Receivables Trust 1997-C
                         Class A-1 5.660% Asset Backed Notes
                      Class A-2 Floating Rate Asset Backed Notes
                         Class A-3 6.300% Asset Backed Notes
                                Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 12, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:     09/01/97
Monthly Period Ending:        09/30/97


I.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                        Class A-1      Class A-2      Class A-3        TOTAL
                                                                       ------------   ------------   ------------   ------------

     A. Preliminary End of period Note Balance                          $71,811,153   $135,000,000   $107,000,000   $313,811,153
                                                                       ------------   ------------   ------------   ------------

     B. Deficiency Claim Amount                                                   0              0              0              0

     C. End of period Note Balance                                      $71,811,153   $135,000,000   $107,000,000   $313,811,153
                                                                       ------------   ------------   ------------   ------------
                                                                       ------------   ------------   ------------   ------------

     D. Note Pool Factors                                                86.519462%    100.000000%    100.000000%     96.557278%
                                                                       ------------   ------------   ------------   ------------
                                                                       ------------   ------------   ------------   ------------


II.  RECONCILIATION OF SPREAD ACCOUNT:

     A. Preliminary End of period Spread Account balance                                                             $24,000,000
                                                                                                                    ------------
     B. Priority First - Deficiency Claim Amount from preliminary certificate                                                  0
                                                                                                                    ------------
     C. End of period Spread Account balance                                                                         $24,000,000
                                                                                                                    ------------

X.   PERFORMANCE TESTS:

     A. Delinquency Ratio
        (1)  Receivables with Scheduled Payment
               delinquent more than 60 days
               at end of period                                                                        $2,183,807
                                                                                                     ------------
        (2)  Purchased Receivables with Scheduled
               Payment delinquent more than 60 days
               at end of period                                                                      ------------
        (3)  Beginning of period Principal Balance                                                    297,803,298
                                                                                                     ------------
        (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                      0.73%
                                                                                                                    ------------
        (5)  Previous Monthly Period Delinquency Ratio                                                                     0.04%
                                                                                                                    ------------
        (6)  Second previous Monthly Period Delinquency Ratio                                                              0.00%
                                                                                                                    ------------
        (7)  Average Delinquency Ratio (4)+(5)+(6)divided by 3                                                             0.26%
                                                                                                                    ------------
        (8)  Compliance (Delinquency Test Failure is a
               Delinquency Ratio equal to or greater than 5.00%)                                                         yes
                                                                                                                    ------------


                                                                      1



     B. Cumulative Default Rate
        (1)  Defaulted Receivables in Current Period                                                   $1,311,864
                                                                                                     ------------
        (2)  Cumulative Defaulted Receivables Including
               Defaulted Receivables in Current Period                                                  1,689,310
                                                                                                     ------------
        (3)  Original Pool Balance                                                                    300,000,000
                                                                                                     ------------
        (4)  Cumulative Default Rate (2) divided by (3)                                                                    0.56%
                                                                                                                    ------------
        (5)  Compliance (Default Test Failure is a Cumulative
               Default Rate equal to or greater than 5.26%.)                                                              yes
                                                                                                                    ------------


     C. Cumulative Net Loss Rate
        (1)  Receivables becoming Liquidated Receivables during period                                   $356,479
        (2)  Purchased Receivables with Scheduled                                                    ------------
               Payment delinquent more than 30 days at end of period
                                                                                                     ------------
        (3)  Cram Down Losses occurring during period
                                                                                                     ------------
        (4)  Liquidation Proceeds collected during period                                                (118,954)
                                                                                                     ------------
        (5)  Net Losses during period (1)+(2)+(3)-(4)                                                     237,525
                                                                                                     ------------
        (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                                  258,951
                                                                                                     ------------
        (7)  50% of Receivables with Scheduled Payment delinquent
               more than 90 days at end of period                                                          45,426
                                                                                                     ------------
        (8)  Original Aggregate Principal Balance plus Pre-Funded
               Amount as of the Closing Date                                                          325,000,000
                                                                                                     ------------
        (9)  Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                                                           0.17%
                                                                                                                    ------------
        (10) Compliance (Net Loss Test Failure is a
               Net Loss Rate equal to or greater than 3.01%.)                                                             yes
                                                                                                                    ------------


     D. Extension Rate
        (1)  Principal Balance of Receivables extended during current period                              172,798
                                                                                                     ------------
        (2)  Beginning of Period Aggregate Principal Balance                                          297,803,298
                                                                                                     ------------
        (3)  Extension Rate (1) divided by (2)                                                                             0.06%
                                                                                                                    ------------
        (4)  Previous Monthly Extension Rate                                                                               0.05%
                                                                                                                    ------------
        (5)  Second previous Monthly Extension Rate                                                                        0.00%
                                                                                                                    ------------
        (6)  Average Extension Rate (3)+(4)+(5) divided by 3                                                               0.04%
                                                                                                                    ------------
        (7)  Compliance (Extension Test Failure is an
               Extension Rate equal to or greater than 4%.)                                                               yes
                                                                                                                    ------------


XI.  DELINQUENCY:

     A. Receivables with Scheduled Payment delinquent
        (1)  31-60 days                                                           #           1142    $13,759,268          4.62%
                                                                                   ---------------------------------------------
        (2)  61-90 days                                                                        168      2,105,349          0.71%
                                                                                   ---------------------------------------------
        (3)  over 90 days                                                                        7         78,458          0.03%
                                                                                   ---------------------------------------------

        Receivables with Scheduled Payment delinquent
          more than 30 days at end of period                                                  1317    $15,943,075          5.35%
                                                                                   ---------------------------------------------
                                                                                   ---------------------------------------------



By:
         ---------------------------------------
Name:    Daniel E. Berce
Title:   Vice Chairman & Chief Financial Officer
Date:    October 3, 1997


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